Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2013

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2012.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2012 and 2011 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM – Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED		SIX MONTHS ENDED		Previous	Previous
		JUNE 30,		JUNE 30,		Quarter	Year to Date
		2013	2012	2013	2012	Change	Change

HIGHLIGHTS	Net income	$61,019	$72,483	$161,318	$155,025	(15.8)%	4.1%
	Net income available to common and participating common shareholders	52,831	64,295	144,942	138,649	(17.8)%	4.5%
	Net income allocated to common shareholders	51,699	63,210	142,197	136,272	(18.2)%	4.3%
	Operating income [a]	55,504	59,455	153,492	120,988	(6.6)%	26.9%
	Operating income available to common and participating common shareholders [a]	47,316	51,267	137,116	104,612	(7.7)%	31.1%
	Operating income allocated to common shareholders [a]	46,302	50,402	134,519	102,818	(8.1)%	30.8%
	Operating cash flow	19,219	45,390	42,712	70,295	(57.7)%	(39.2)%
	Net investment income	32,468	31,766	81,773	88,841	2.2%	(8.0)%
	Gross premiums written	572,710	604,076	1,750,072	1,665,725	(5.2)%	5.1%
	Net premiums written	464,621	484,413	1,373,536	1,327,469	(4.1)%	3.5%
	Net premiums earned	543,335	519,340	963,452	930,975	4.6%	3.5%
	Total assets	9,550,448	9,340,128	9,550,448	9,340,128	2.3%	2.3%
	Total shareholders’ equity	2,736,054	2,747,242	2,736,054	2,747,242	(0.4)%	(0.4)%

PER SHARE AND SHARES DATA	Basic and diluted earnings per common share
	Net income (as reported)	$1.21	$1.48	$3.34	$3.20	(18.2)%	4.4%
	Operating income (as reported) [a]	$1.09	$1.18	$3.16	$2.42	(7.6)%	30.6%
	Diluted earnings per common share
	Net income (as reported)	$1.21	$1.48	$3.34	$3.20	(18.2)%	4.4%
	Operating income (as reported) [a]	$1.09	$1.18	$3.16	$2.42	(7.6)%	30.6%
As Reported	Weighted average common shares outstanding	42,621	42,599	42,527	42,519	0.1%	—
	Weighted average common shares outstanding and dilutive potential common shares [e]	42,622	42,635	42,527	42,562	—	(0.1)%
	Common dividends paid per share	$0.32	$0.31	$0.64	$0.62	3.2%	3.2%

Book Value Per	Book value [b]	$53.51	$54.37	$53.51	$54.37	(1.6)%	(1.6)%
Common Share	Diluted book value (treasury stock method) [b]	$51.95	$53.48	$51.95	$53.48	(2.9)%	(2.9)%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.3%	2.8%	6.3%	6.2%	(0.5)	0.1
	ROAE, operating income [a] [c]	2.0%	2.2%	6.0%	4.7%	(0.2)	1.3
	Return on beg. common equity (ROBE), net income [d]	2.3%	2.9%	6.4%	6.4%	(0.6)	0.0
	ROBE, operating income [a] [d]	2.0%	2.3%	6.0%	4.8%	(0.3)	1.2
	Annualized ROAE, net income [c]	9.1%	11.3%	12.6%	12.3%	(2.2)	0.3
	Annualized ROAE, operating income [a] [c]	8.2%	9.0%	12.0%	9.3%	(0.8)	2.7
	Annualized ROBE, net income [d]	9.0%	11.4%	12.7%	12.7%	(2.4)	0.0
	Annualized ROBE, operating income [a] [d]	7.7%	9.1%	12.0%	9.6%	(1.4)	2.4
	Annualized investment yield	2.0%	2.0%	2.6%	2.9%	0.0	(0.3)

GAAP	Loss ratio	66.1%	66.5%	60.0%	65.4%	(0.4)	(5.4)
	Acquisition expense ratio	13.2%	13.9%	14.9%	15.1%	(0.7)	(0.2)
	General and administrative expense ratio	15.0%	12.1%	15.3%	13.8%	2.9	1.5

	Combined ratio	94.3%	92.5%	90.2%	94.3%	1.8	(4.1)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net income.
[b]	For detailed calculations, please refer to page 31.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$572,710	$1,177,362	$262,046	$621,255	$604,076	$502,924
Premiums ceded	(108,089)	(268,447)	(74,100)	(107,175)	(119,663)	(61,166)

Net premiums written	$464,621	$908,915	$187,946	$514,080	$484,413	$441,758
Change in unearned premiums	78,714	(488,798)	343,107	37,792	34,927	44,820

Net premiums earned	$543,335	$420,117	$531,053	$551,872	$519,340	$486,578
Other underwriting income (loss)	888	749	(520)	(1,347)	19	1,088

Total underwriting revenues	$544,223	$420,866	$530,533	$550,525	$519,359	$487,666

UNDERWRITING EXPENSES
Net losses and loss expenses	$359,058	$218,970	$504,808	$407,523	$345,897	$361,970
Acquisition expenses	71,868	71,636	73,780	88,782	72,128	67,887
General and administrative expenses	81,359	66,478	54,324	52,715	62,609	65,886

Total underwriting expenses	$512,285	$357,084	$632,912	$549,020	$480,634	$495,743

Underwriting income (loss)	$31,938	$63,782	($102,379)	$1,505	$38,725	($8,077)

OTHER OPERATING REVENUE
Net investment income	$32,468	$49,305	$38,603	$45,882	$31,766	$39,842
Interest expense	(9,052)	(9,038)	(9,042)	(9,041)	(9,044)	(9,057)
Amortization of intangibles	(1,625)	(2,101)	(2,359)	(2,434)	(2,777)	(3,026)

Total other operating revenue	$21,791	$38,166	$27,202	$34,407	$19,945	$27,759

INCOME (LOSS) BEFORE OTHER ITEMS	$53,729	$101,948	($75,177)	$35,912	$58,670	$19,682
OTHER
Net foreign exchange (losses) gains	($3,368)	($2,927)	$1,212	($3,774)	$336	($3,348)
Net realized and unrealized investment gains	10,372	6,235	41,881	10,097	14,958	21,532

Total other-than-temporary impairment losses	(579)	(806)	(90)	(126)	(148)	(484)
Portion of loss recognised in other comprehensive (loss) income	—	—	—	(5)	(259)	(448)

Net impairment losses recognised in earnings (losses)	(579)	(806)	(90)	(131)	(407)	(932)

Income tax benefit (expense)	865	(4,151)	(453)	(1,986)	(1,074)	4,143

NET INCOME (LOSS)	$61,019	$100,299	($32,627)	$40,118	$72,483	$41,077

Preferred dividends	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$52,831	$92,111	($40,813)	$31,930	$64,295	$37,202

KEY RATIOS/PER SHARE DATA

Loss ratio	66.1%	52.1%	95.1%	73.8%	66.5%	74.4%
Acquisition expense ratio	13.2%	17.1%	13.9%	16.1%	13.9%	14.0%
General and administrative expense ratio	15.0%	15.8%	10.2%	9.6%	12.1%	13.5%

Combined ratio	94.3%	85.0%	119.2%	99.5%	92.5%	101.9%

Basic earnings (losses) per common share	$1.21	$2.14	($0.96)	$0.74	$1.48	$0.92
Diluted earnings (losses) per common share [b]	$1.21	$2.13	($0.96)	$0.74	$1.48	$0.87

ROAE, net income (loss) [a]	2.3%	4.0%	(1.8)%	1.4%	2.8%	1.7%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,750,072	$1,665,725	$1,503,282	$2,549,026	$2,467,114
Premiums ceded	(376,536)	(338,256)	(262,652)	(519,531)	(487,293)

Net premiums written	$1,373,536	$1,327,469	$1,240,630	$2,029,495	$1,979,821
Change in unearned premiums	(410,084)	(396,494)	(371,219)	(15,595)	(48,428)

Net premiums earned	$963,452	$930,975	$869,411	$2,013,900	$1,931,393
Other underwriting income (loss)	1,637	(316)	19	(2,183)	(3,547)

Total underwriting revenues	$965,089	$930,659	$869,430	$2,011,717	$1,927,846

UNDERWRITING EXPENSES
Losses and loss expenses	$578,028	$608,664	$763,823	$1,520,995	$1,632,666
Acquisition expenses	143,504	140,617	133,505	303,179	282,911
General and administrative expenses	147,837	128,650	131,847	235,689	264,152

Total underwriting expenses	$869,369	$877,931	$1,029,175	$2,059,863	$2,179,729

Underwriting income (loss)	$95,720	$52,728	($159,745)	($48,146)	($251,883)

OTHER OPERATING REVENUE
Net investment income	$81,773	$88,841	$92,343	$173,326	$147,037
Interest expense	(18,090)	(18,091)	(18,111)	(36,174)	(36,254)
Amortization of intangibles	(3,726)	(5,554)	(5,824)	(10,347)	(11,213)

Total other operating revenue	$59,957	$65,196	$68,408	$126,805	$99,570

INCOME (LOSS) BEFORE OTHER ITEMS	$155,677	$117,924	($91,337)	$78,659	($152,313)
OTHER
Net foreign exchange (losses) gains	($6,295)	$18,473	$3,570	$15,911	$7,422
Net realized and unrealized investment gains	16,607	20,161	25,307	72,139	31,671

Total other-than-temporary impairment losses	(1,385)	(148)	(1,740)	(364)	(2,659)
Portion of loss recognised in other comprehensive income	—	(478)	(839)	(483)	(861)

Net impairment losses recognised in earnings (losses)	(1,385)	(626)	(2,579)	(847)	(3,520)

Income tax (expense) benefit	(3,286)	(907)	18,699	(3,346)	23,006

NET INCOME (LOSS)	$161,318	$155,025	($46,340)	$162,516	($93,734)

Preferred dividends	(16,376)	(16,376)	(7,750)	(32,750)	(24,125)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$144,942	$138,649	($54,090)	$129,766	($117,859)

KEY RATIOS/PER SHARE DATA

Loss ratio	60.0%	65.4%	87.9%	75.5%	84.6%
Acquisition expense ratio	14.9%	15.1%	15.4%	15.1%	14.6%
General and administrative expense ratio	15.3%	13.8%	15.1%	11.7%	13.7%

Combined ratio	90.2%	94.3%	118.4%	102.3%	112.9%

Basic earnings (losses) per common share	$3.34	$3.20	($1.36)	$3.00	($2.95)
Diluted earnings (losses) per common share [b]	$3.34	$3.20	($1.36)	$3.00	($2.95)

ROAE, net income (loss) [a]	6.3%	6.2%	(2.2)%	5.8%	(4.9)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012
ASSETS
Cash and cash equivalents	$942,062	$857,187	$1,124,019	$895,776	$842,180
Fixed maturity investments available for sale, at fair value	4,755,091	5,008,753	4,868,150	5,052,963	5,081,814
Short term investments available for sale, at fair value	15,382	1,400	42,230	62,713	40,913
Equity securities available for sale, at fair value	232,919	188,927	86,997	83,085	70,652
Other investments	569,393	554,715	517,546	478,911	478,860
Premiums receivable, net	1,271,818	1,193,578	601,952	1,136,130	1,289,478
Insurance and reinsurance balances receivable	111,405	106,222	105,663	112,926	115,904
Deferred acquisition costs	210,740	212,953	168,252	215,811	196,693
Prepaid reinsurance premiums	292,911	340,066	166,702	228,854	258,522
Reinsurance recoverable on unpaid losses	594,020	588,576	691,783	1,058,362	595,328
Reinsurance recoverable on paid losses	101,753	11,891	83,159	18,285	23,119
Accrued investment income	25,404	24,865	27,166	23,937	27,383
Goodwill and intangible assets	168,621	169,899	172,000	174,309	176,743
Deferred tax assets	52,240	41,505	43,501	36,092	36,376
Receivable on pending investment sales	78,243	35,608	9,144	76,907	30,776
Other assets	128,446	95,336	86,708	99,294	75,387

TOTAL ASSETS	$9,550,448	$9,431,481	$8,794,972	$9,754,355	$9,340,128

LIABILITIES
Reserve for losses and loss expenses	4,145,581	$4,026,536	$4,240,876	$4,509,442	$3,984,622
Reserve for unearned premiums	1,500,253	1,625,883	965,244	1,370,491	1,437,482
Deposit liabilities	17,785	22,533	22,220	23,557	24,938
Reinsurance balances payable	262,582	203,048	110,843	256,674	306,122
Debt	527,401	527,421	527,339	527,341	527,299
Payable on pending investment purchases	181,060	111,969	81,469	102,874	186,652
Other liabilities	179,732	147,841	136,384	153,102	125,771

TOTAL LIABILITIES	$6,814,394	$6,665,231	$6,084,375	$6,943,481	$6,592,886

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,331	43,169	43,116	43,294	43,296
Additional paid-in capital	556,255	520,257	527,915	533,284	531,145
Accumulated other comprehensive income	31,438	137,439	152,463	193,239	150,252
Retained earnings	2,086,830	2,048,185	1,969,903	2,023,857	2,005,349

TOTAL SHAREHOLDERS’ EQUITY	$2,736,054	$2,766,250	$2,710,597	$2,810,874	$2,747,242

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,550,448	$9,431,481	$8,794,972	$9,754,355	$9,340,128

Book value per common share	$53.51	$55.10	$53.75	$55.85	$54.37
Diluted book value per common share (treasury stock method)	$51.95	$54.10	$52.88	$54.95	$53.48

RATIOS
Debt-to-capital	16.2%	16.0%	16.3%	15.8%	16.1%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of July 1, 2013 is equal to 12.8% of Shareholders’ Equity as of June 30, 2013.

		Estimated Occurrence Net Loss as of July 1, 2013					July 1, 2012	July 1, 2011
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$143	$225	$284	$350	$420	$468	$564
Europe	Windstorm	85	171	249	331	441	344	445
California	Earthquake	43	185	237	284	397	412	442
Japan	Windstorm	37	123	188	230	239	247	268
Northwest U.S.	Earthquake	—	5	31	89	194	184	241
Japan	Earthquake	10	55	105	137	195	138	185
United States	Tornado/Hail	38	57	73	89	113	96	98
Australia	Earthquake	1	6	29	87	189	83	95
New Zealand	Earthquake	1	3	9	23	51	22	34
Australia	Windstorm	3	12	30	58	109	37	39
New Madrid	Earthquake	—	—	—	7	70	11	14

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE SIX MONTHS ENDED JUNE 30, 2013

Net Premiums Written = $1,373.5 million

[a]	Other specialty includes the agriculture line in the Insurance segment and the other specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2013			JUNE 30, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$276,941	$295,769	$572,710	$292,659	$311,417	$604,076

Net premiums written	$191,502	$273,119	$464,621	$186,659	$297,754	$484,413

Net premiums earned	$267,878	$275,457	$543,335	$266,085	$253,255	$519,340
Other underwriting income (loss)	—	888	888	(1,300)	1,319	19

Total underwriting revenues	$267,878	$276,345	$544,223	$264,785	$254,574	$519,359

UNDERWRITING EXPENSES
Net losses and loss expenses	$215,844	$143,214	$359,058	$208,504	$137,393	$345,897
Acquisition expenses	14,968	56,900	71,868	17,545	54,583	72,128
General and administrative expenses	43,524	37,835	81,359	32,819	29,790	62,609

Total expenses	$274,336	$237,949	$512,285	$258,868	$221,766	$480,634

UNDERWRITING (LOSS) INCOME	($6,458)	$38,396	$31,938	$5,917	$32,808	$38,725

GAAP RATIOS
Loss ratio	80.6%	52.0%	66.1%	78.4%	54.2%	66.5%
Acquisition expense ratio	5.6%	20.7%	13.2%	6.6%	21.6%	13.9%
General and administrative expense ratio	16.2%	13.7%	15.0%	12.3%	11.8%	12.1%

Combined ratio AS REPORTED	102.4%	86.4%	94.3%	97.3%	87.6%	92.5%

Effect of favorable prior accident year reserve development	2.1%	20.8%	11.6%	5.1%	2.3%	3.8%

Combined ratio net of prior accident year reserve development	104.5%	107.2%	105.9%	102.4%	89.9%	96.3%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$276,941	$652,943	$177,116	$324,808	$292,659	$225,750

Net premiums written	$191,502	$404,694	$106,652	$221,265	$186,659	$173,506

Net premiums earned	$267,878	$151,152	$244,101	$283,273	$266,085	$249,397
Other underwriting loss	—	—	—	(1,384)	(1,300)	—

Total underwriting revenues	$267,878	$151,152	$244,101	$281,889	$264,785	$249,397

UNDERWRITING EXPENSES
Net losses and loss expenses	$215,844	$99,464	$244,985	$288,750	$208,504	$191,396
Acquisition expenses	14,968	14,616	17,332	24,506	17,545	15,861
General and administrative expenses	43,524	35,627	28,445	29,409	32,819	36,227

Total expenses	$274,336	$149,707	$290,762	$342,665	$258,868	$243,484

UNDERWRITING (LOSS) INCOME	($6,458)	$1,445	($46,661)	($60,776)	$5,917	$5,913

GAAP RATIOS
Loss ratio	80.6%	65.7%	100.3%	101.9%	78.4%	76.7%
Acquisition expense ratio	5.6%	9.7%	7.1%	8.7%	6.6%	6.4%
General and administrative expense ratio	16.2%	23.6%	11.7%	10.4%	12.3%	14.5%

Combined ratio AS REPORTED	102.4%	99.0%	119.1%	121.0%	97.3%	97.6%

Effect of favorable prior accident year reserve development	2.1%	11.4%	3.0%	6.2%	5.1%	9.3%

Combined ratio net of prior accident year reserve development	104.5%	110.4%	122.1%	127.2%	102.4%	106.9%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$295,769	$524,419	$84,930	$296,447	$311,417	$277,174

Net premiums written	$273,119	$504,221	$81,294	$292,815	$297,754	$268,252

Net premiums earned	$275,457	$268,965	$286,952	$268,599	$253,255	$237,181
Other underwriting income (loss)	888	749	(520)	37	1,319	1,088

Total underwriting revenues	$276,345	$269,714	$286,432	$268,636	$254,574	$238,269

UNDERWRITING EXPENSES
Net losses and loss expenses	$143,214	$119,506	$259,823	$118,773	$137,393	$170,574
Acquisition expenses	56,900	57,020	56,448	64,276	54,583	52,026
General and administrative expenses	37,835	30,851	25,879	23,306	29,790	29,659

Total expenses	$237,949	$207,377	$342,150	$206,355	$221,766	$252,259

UNDERWRITING INCOME (LOSS)	$38,396	$62,337	($55,718)	$62,281	$32,808	($13,990)

GAAP RATIOS
Loss ratio	52.0%	44.4%	90.5%	44.2%	54.2%	71.9%
Acquisition expense ratio	20.7%	21.2%	19.7%	23.9%	21.6%	22.0%
General and administrative expense ratio	13.7%	11.5%	9.0%	8.7%	11.8%	12.5%

Combined ratio AS REPORTED	86.4%	77.1%	119.2%	76.8%	87.6%	106.4%

Effect of favorable prior accident year reserve development	20.8%	12.4%	7.2%	14.2%	2.3%	9.1%

Combined ratio net of prior accident year reserve development	107.2%	89.5%	126.4%	91.0%	89.9%	115.5%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
INSURANCE SEGMENT
Agriculture	$131,633	$564,474	$64,798	$171,826	$133,439	$57,125
Casualty and other specialty	87,614	56,467	59,942	90,873	90,019	83,540
Professional lines	38,296	20,964	39,242	43,209	51,019	49,181
Property	19,398	11,038	13,134	18,900	18,182	35,904

TOTAL INSURANCE	$276,941	$652,943	$177,116	$324,808	$292,659	$225,750

REINSURANCE SEGMENT
Catastrophe	$155,431	$147,866	$24,112	$38,871	$172,222	$146,249
Property	48,384	148,411	31,065	157,742	54,026	52,185
Casualty	67,209	151,702	24,961	77,781	58,897	45,619
Other specialty	24,745	76,440	4,792	22,053	26,272	33,121

TOTAL REINSURANCE	$295,769	$524,419	$84,930	$296,447	$311,417	$277,174

REPORTED TOTALS	$572,710	$1,177,362	$262,046	$621,255	$604,076	$502,924

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
INSURANCE SEGMENT
Agriculture	$84,537	$341,130	$25,413	$106,180	$67,249	$46,049
Casualty and other specialty	63,373	43,261	43,683	66,686	64,588	63,837
Professional lines	27,788	14,203	30,044	34,804	42,832	37,624
Property	15,804	6,100	7,512	13,595	11,990	25,996

TOTAL INSURANCE	$191,502	$404,694	$106,652	$221,265	$186,659	$173,506

REINSURANCE SEGMENT
Catastrophe	$138,041	$131,398	$22,073	$36,484	$158,865	$139,337
Property	44,516	148,411	31,065	157,742	54,033	52,185
Casualty	67,211	150,273	24,960	77,781	58,895	45,617
Other specialty	23,351	74,139	3,196	20,808	25,961	31,113

TOTAL REINSURANCE	$273,119	$504,221	$81,294	$292,815	$297,754	$268,252

REPORTED TOTALS	$464,621	$908,915	$187,946	$514,080	$484,413	$441,758

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	JUNE 30, 2011
INSURANCE SEGMENT
Agriculture	$172,492	$56,431	$142,851	$183,277	$162,703	$142,952
Casualty and other specialty	55,872	54,123	55,425	53,060	53,757	49,091
Professional lines	27,757	30,924	35,530	35,577	36,719	37,788
Property	11,757	9,674	10,295	11,359	12,906	19,566

TOTAL INSURANCE	$267,878	$151,152	$244,101	$283,273	$266,085	$249,397

REINSURANCE SEGMENT
Catastrophe	$86,560	$84,795	$95,050	$85,983	$81,334	$81,747
Property	90,934	86,555	92,757	74,818	70,546	58,643
Casualty	70,104	71,070	73,911	79,135	74,049	70,441
Other specialty	27,859	26,545	25,234	28,663	27,326	26,350

TOTAL REINSURANCE	$275,457	$268,965	$286,952	$268,599	$253,255	$237,181

REPORTED TOTALS	$543,335	$420,117	$531,053	$551,872	$519,340	$486,578

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2013			JUNE 30, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$929,884	$820,188	$1,750,072	$928,006	$737,719	$1,665,725

Net premiums written	$596,196	$777,340	$1,373,536	$614,440	$713,029	$1,327,469

Net premiums earned	$419,030	$544,422	$963,452	$427,715	$503,260	$930,975
Other underwriting income (loss)	—	1,637	1,637	(1,300)	984	(316)

Total underwriting revenues	$419,030	$546,059	$965,089	$426,415	$504,244	$930,659

UNDERWRITING EXPENSES
Losses and loss expenses	$315,308	$262,720	$578,028	$322,206	$286,458	$608,664
Acquisition expenses	29,584	113,920	143,504	33,759	106,858	140,617
General and administrative expenses	79,151	68,686	147,837	67,254	61,396	128,650

Total expenses	$424,043	$445,326	$869,369	$423,219	$454,712	$877,931

UNDERWRITING (LOSS) INCOME	($5,013)	$100,733	$95,720	$3,196	$49,532	$52,728

GAAP RATIOS
Loss ratio	75.2%	48.3%	60.0%	75.3%	57.0%	65.4%
Acquisition expense ratio	7.1%	20.9%	14.9%	7.9%	21.2%	15.1%
General and administrative expense ratio	18.9%	12.6%	15.3%	15.7%	12.2%	13.8%

Combined ratio AS REPORTED	101.2%	81.8%	90.2%	98.9%	90.4%	94.3%

Effect of favorable prior accident year reserve development	5.5%	16.6%	11.8%	5.0%	3.0%	3.9%

Combined ratio net of prior accident year reserve development	106.7%	98.4%	102.0%	103.9%	93.4%	98.2%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$929,884	$928,006	$851,581	$1,429,930	$1,469,798

Net premiums written	$596,196	$614,440	$605,802	$942,357	$1,005,490

Net premiums earned	$419,030	$427,715	$411,889	$955,089	$981,592
Other underwriting loss	—	(1,300)	—	(2,684)	(3,368)

Total underwriting revenues	$419,030	$426,415	$411,889	$952,405	$978,224

UNDERWRITING EXPENSES
Losses and loss expenses	$315,308	$322,206	$290,232	$855,941	$765,119
Acquisition expenses	29,584	33,759	32,169	75,597	71,295
General and administrative expenses	79,151	67,254	73,033	125,108	146,115

Total expenses	$424,043	$423,219	$395,434	$1,056,646	$982,529

UNDERWRITING (LOSS) INCOME	($5,013)	$3,196	$16,455	($104,241)	($4,305)

GAAP RATIOS
Loss ratio	75.2%	75.3%	70.5%	89.6%	77.9%
Acquisition expense ratio	7.1%	7.9%	7.8%	7.9%	7.3%
General and administrative expense ratio	18.9%	15.7%	17.7%	13.1%	14.9%

Combined ratio AS REPORTED	101.2%	98.9%	96.0%	110.6%	100.1%

Effect of favorable prior accident year reserve development	5.5%	5.0%	14.0%	4.8%	7.2%

Combined ratio net of prior accident year reserve development	106.7%	103.9%	110.0%	115.4%	107.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$820,188	$737,719	$651,701	$1,119,096	$997,316

Net premiums written	$777,340	$713,029	$634,828	$1,087,138	$974,331

Net premiums earned	$544,422	$503,260	$457,522	$1,058,811	$949,801
Other underwriting income (loss)	1,637	984	19	501	(179)

Total underwriting revenues	$546,059	$504,244	$457,541	$1,059,312	$949,622

UNDERWRITING EXPENSES
Losses and loss expenses	$262,720	$286,458	$473,591	$665,054	$867,547
Acquisition expenses	113,920	106,858	101,336	227,582	211,616
General and administrative expenses	68,686	61,396	58,814	110,581	118,037

Total expenses	$445,326	$454,712	$633,741	$1,003,217	$1,197,200

UNDERWRITING INCOME (LOSS)	$100,733	$49,532	($176,200)	$56,095	($247,578)

GAAP RATIOS
Loss ratio	48.3%	57.0%	103.5%	62.8%	91.3%
Acquisition expense ratio	20.9%	21.2%	22.1%	21.5%	22.3%
General and administrative expense ratio	12.6%	12.2%	12.9%	10.4%	12.4%

Combined ratio AS REPORTED	81.8%	90.4%	138.5%	94.7%	126.0%

Effect of favorable prior accident year reserve development	16.6%	3.0%	7.8%	7.0%	11.5%

Combined ratio net of prior accident year reserve development	98.4%	93.4%	146.3%	101.7%	137.5%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$696,107	$667,106	$565,830	$903,730	$901,746
Casualty and other specialty	144,081	145,510	140,507	296,325	289,421
Professional lines	59,260	87,364	84,650	169,815	169,319
Property	30,436	28,026	60,594	60,060	109,312

TOTAL INSURANCE	$929,884	$928,006	$851,581	$1,429,930	$1,469,798

REINSURANCE SEGMENT
Catastrophe	$303,297	$315,404	$284,496	$378,387	$346,021
Property	196,795	160,772	122,272	349,579	266,562
Casualty	218,911	180,571	161,971	283,313	277,495
Other specialty	101,185	80,972	82,962	107,817	107,238

TOTAL REINSURANCE	$820,188	$737,719	$651,701	$1,119,096	$997,316

REPORTED TOTALS	$1,750,072	$1,665,725	$1,503,282	$2,549,026	$2,467,114

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$425,667	$422,169	$392,521	$553,762	$586,659
Casualty and other specialty	106,634	106,411	105,952	216,780	215,939
Professional lines	41,991	73,037	68,748	137,885	137,962
Property	21,904	12,823	38,581	33,930	64,930

TOTAL INSURANCE	$596,196	$614,440	$605,802	$942,357	$1,005,490

REINSURANCE SEGMENT
Catastrophe	$269,439	$292,583	$270,460	$351,140	$329,081
Property	192,927	160,779	122,272	349,586	266,562
Casualty	217,484	179,332	161,171	282,073	276,697
Other specialty	97,490	80,335	80,925	104,339	101,991

TOTAL REINSURANCE	$777,340	$713,029	$634,828	$1,087,138	$974,331

REPORTED TOTALS	$1,373,536	$1,327,469	$1,240,630	$2,029,495	$1,979,821

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2013	JUNE 30, 2012	JUNE 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$228,923	$222,672	$202,760	$548,800	$564,658
Casualty and other specialty	109,995	106,991	99,007	215,476	201,518
Professional lines	58,681	70,603	73,963	141,710	145,886
Property	21,431	27,449	36,159	49,103	69,530

TOTAL INSURANCE	$419,030	$427,715	$411,889	$955,089	$981,592

REINSURANCE SEGMENT
Catastrophe	$171,355	$163,671	$158,082	$344,704	$326,674
Property	177,489	138,924	111,095	306,499	241,525
Casualty	141,174	147,301	135,394	300,347	278,114
Other specialty	54,404	53,364	52,951	107,261	103,488

TOTAL REINSURANCE	$544,422	$503,260	$457,522	$1,058,811	$949,801

REPORTED TOTALS	$963,452	$930,975	$869,411	$2,013,900	$1,931,393

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

Average common equity [a]	$2,293,326

Net premiums earned	$963,452
Combined ratio	90.2%
Operating margin	9.8%
Premium leverage	0.42x

Implied ROAE from underwriting activity	4.1%

Average cash and invested assets at amortized cost	$6,403,144
Investment leverage	2.79x
Year to date investment income yield, pretax	1.3%

Implied ROAE from investment activity	3.6%

Financing Costs [b]	(1.5)%

Implied Pre-tax Operating ROAE, for period [c]	6.2%

Implied Pre-tax Operating ROAE, annualized [c]	12.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity – underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	2012	2011

Average common equity [a]	$2,321,152	$2,308,424	$2,330,736	$2,349,058	$2,230,881	$2,451,346

Net premiums earned	$543,335	$420,117	$531,053	$551,872	$2,013,900	$1,931,393

Premium leverage	0.23x	0.18x	0.23x	0.23x	0.90x	0.79x

Annualized premium leverage	0.92x	0.72x	0.92x	0.92x	0.90x	0.79x

Average cash and invested assets at amortized cost	$6,389,569	$6,411,315	$6,394,427	$6,288,639	$6,303,881	$6,130,518

Investment leverage	2.75x	2.78x	2.74x	2.68x	2.83x	2.50x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF JUNE 30, 2013 AND DECEMBER 31, 2012

		June 30, 2013		December 31, 2012
Type of Investment		Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]		$839,245	13.1%	$1,051,694	16.0%
Short-term investments		15,382	0.2%	42,230	0.6%
Fixed maturity investments
U.S. government and government agencies notes		671,597	10.5%	737,535	11.2%
Government and agency guaranteed corporates		50,435	0.8%	64,464	1.0%
U.S. government agency residential mortgage-backed securities		1,133,451	17.7%	1,197,788	18.2%
U.S. government agency commercial mortgage-backed securities		32,043	0.5%	25,684	0.4%
Municipals		27,902	0.4%	38,894	0.6%
Foreign government		161,373	2.5%	109,337	1.7%
Corporate securities		1,273,322	19.9%	1,373,671	20.9%
Non-agency residential mortgage-backed securities		70,026	1.1%	82,791	1.3%
Non-agency commercial mortgage-backed securities		834,138	13.0%	755,695	11.6%
Asset-backed securities [b]		500,804	7.8%	482,291	7.3%
Equity securities
Equity investments		148,591	2.3%	66,309	0.9%
Emerging market debt fund		50,139	0.8%	10,576	0.2%
Preferred equity investments		9,068	0.1%	10,112	0.2%
Short-term fixed income fund		25,121	0.4%	—	—
Other investments [c]		569,393	8.9%	517,546	7.9%

Total		$6,412,030	100.0%	$6,566,617	100.0%

Ratings [d]		Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes		$671,597	14.1%	$737,535	15.0%
AAA/Aaa		1,017,720	21.3%	993,277	20.2%
AA/Aa		1,746,510	36.7%	1,821,250	37.1%
A/A		931,561	19.5%	993,307	20.2%
BBB		292,820	6.1%	219,017	4.5%
Below BBB		105,384	2.2%	143,198	2.9%
Not Rated		4,881	0.1%	2,796	0.1%

Total		$4,770,473	100.0%	$4,910,380	100.0%

Performance			June 30, 2013		December 31, 2012
Yield [e]			2.0%		2.8%
Duration in years [f]			3.05		2.49

Investment Income	Quarter Ended June 30, 2013	Quarter Ended Mar. 31, 2013	Quarter Ended Dec. 31, 2012	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012
Cash and available for sale securities	$25,688	$26,246	$27,645	$30,832	$31,840
Other investments	6,780	23,059	10,958	15,050	(74)

Total net investment income	$32,468	$49,305	$38,603	$45,882	$31,766

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Includes CLOs of $87.9 million (2012: $105.5 million) and CDOs of $11.4 million (2012: $8.5 million).
	[c]	Other investments includes investments in alternative and specialty funds.
	[d]	Excludes cash and equivalents, equity securities and other investments.
	[e]	Earned yield for the quarter ending 6/30/13 and twelve months ending 12/31/12 excludes realized and unrealized gains and losses on fixed maturity investments.
	[f]	Duration excludes other investments and operating cash.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF JUNE 30, 2013

	June 30, 2013
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)

MORGAN STANLEY	$51,923	$51,424	($499)	A-
CITIGROUP INC	44,021	43,507	(514)	A-
JPMORGAN CHASE & CO	41,028	40,756	(272)	A
GOLDMAN SACHS GROUP INC/THE	39,616	39,164	(452)	A-
GENERAL ELECTRIC CO	36,627	36,128	(499)	AA+
BANK OF AMERICA CORP	36,002	35,286	(716)	A-
PHILIP MORRIS INTERNATIONAL INC	22,733	23,004	271	A
AMERICAN EXPRESS COMPANY	22,517	22,280	(237)	A-
COMCAST CORPORATION	21,121	21,541	420	A-
AT&T INC	20,920	20,997	77	A-
CAPITAL ONE FINANCIAL CORPORATION	20,936	20,379	(557)	BBB
FORD MOTOR COMPANY	19,061	18,744	(317)	BB+
HSBC HOLDINGS PLC	18,530	18,542	12	A+
VERIZON COMMUNICATIONS INC	17,532	18,243	711	A-
BB& T CORP	17,447	17,108	(339)	A-
METLIFE INC	16,601	16,487	(114)	A-
US BANCORP	15,943	16,319	376	A+
PRINCIPAL LIFE GLOBAL FUNDING II	15,624	15,653	29	A+
NATIONAL GRID PLC	13,888	15,252	1,364	A-
NEW YORK LIFE INSURANCE COMPANY	14,612	14,815	203	AA+
ORACLE CORPORATION	14,658	14,468	(190)	A+
INTERNATIONAL BUSINESS MACHINES CORP	14,246	14,333	87	AA-
WELLS FARGO & COMPANY	13,717	13,753	36	A+
CREDIT SUISSE GROUP AG	14,088	13,626	(462)	A+
PEPSICO INC	12,825	13,481	656	A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2013			SIX MONTHS ENDED JUNE 30, 2013
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,026,536	($588,576)	$3,437,960	$4,240,876	($691,783)	$3,549,093

Incurred related to:
Current year	639,178	(217,315)	421,863	1,016,940	(325,439)	691,501
Prior years	(66,759)	3,954	(62,805)	(94,780)	(18,693)	(113,473)

Total Incurred	572,419	(213,361)	359,058	922,160	(344,132)	578,028

Paid related to:
Current year	(131,480)	583	(130,897)	(134,872)	2,423	(132,449)
Prior years	(312,364)	207,219	(105,145)	(856,014)	439,201	(416,813)

Total Paid	(443,844)	207,802	(236,042)	(990,886)	441,624	(549,262)

Foreign currency translation	(9,530)	115	(9,415)	(26,569)	271	(26,298)

Balance, end of period	$4,145,581	($594,020)	$3,551,561	$4,145,581	($594,020)	$3,551,561

23

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED JUNE 30, 2013

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)

Six months ended June 30, 2013	($22,920)	($90,553)	($113,473)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2011	($34,612)	($14,093)	($48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	($70,779)	($109,199)	($179,978)

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	($233)	($4,733)	($768)	($2,701)	($2,766)	($9,304)
Casualty and other specialty	(2,701)	(4,577)	(6,506)	(4,146)	(7,902)	(17,702)
Professional lines	(603)	302	1,424	(5,937)	(347)	(6,043)
Property	(2,088)	(8,287)	(1,417)	(4,655)	(2,618)	(13,137)

TOTAL INSURANCE	(5,625)	(17,295)	(7,267)	(17,439)	(13,633)	(46,186)

REINSURANCE SEGMENT
Catastrophe	(26,439)	(11,911)	(7,134)	(5,745)	(8,485)	($30,414)
Property	(24,783)	(1,205)	(6,707)	(10,527)	5,474	270
Casualty	(805)	(14,156)	(3,302)	(9,350)	(1,253)	(18,965)
Other specialty	(5,153)	(6,101)	(3,652)	(12,581)	(1,655)	(24,862)

TOTAL REINSURANCE	(57,180)	(33,373)	(20,795)	(38,203)	(5,919)	(73,971)

REPORTED TOTALS	($62,805)	($50,668)	($28,062)	($55,642)	($19,552)	($120,157)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance					Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Other specialty	Subtotal	Total
AT JUNE 30, 2013
Case reserves	$271,424	$331,791	$127,378	$25,667	$756,260	$140,909	$221,468	$299,194	$96,262	$757,833	$1,514,093
Total reserves	$415,026	$1,274,263	$513,875	$39,730	$2,242,894	$294,752	$375,388	$985,751	$246,796	$1,902,687	$4,145,581

Case reserves / Total reserves	65.4%	26.0%	24.8%	64.6%	33.7%	47.8%	59.0%	30.4%	39.0%	39.8%	36.5%

IBNR / Total reserves	34.6%	74.0%	75.2%	35.4%	66.3%	52.2%	41.0%	69.6%	61.0%	60.2%	63.5%

AT MAR. 31, 2013
Case reserves	$171,382	$327,726	$127,426	$27,993	$654,527	$173,606	$249,203	$290,399	$101,862	$815,070	$1,469,597
Total reserves	$307,140	$1,252,914	$517,849	$42,962	$2,120,865	$288,537	$394,088	$975,821	$247,225	$1,905,671	$4,026,536

Case reserves / Total reserves	55.8%	26.2%	24.6%	65.2%	30.9%	60.2%	63.2%	29.8%	41.2%	42.8%	36.5%

IBNR / Total reserves	44.2%	73.8%	75.4%	34.8%	69.1%	39.8%	36.8%	70.2%	58.8%	57.2%	63.5%

AT DEC. 31, 2012
Case reserves	$392,457	$308,611	$110,441	$54,196	$865,705	$201,105	$281,681	$296,494	$119,261	$898,541	$1,764,246
Total reserves	$464,043	$1,252,900	$497,260	$72,849	$2,287,052	$298,328	$415,460	$976,476	$263,560	$1,953,824	$4,240,876

Case reserves / Total reserves	84.6%	24.6%	22.2%	74.4%	37.9%	67.4%	67.8%	30.4%	45.3%	46.0%	41.6%

IBNR / Total reserves	15.4%	75.4%	77.8%	25.6%	62.1%	32.6%	32.2%	69.6%	54.7%	54.0%	58.4%

AT SEPT. 30, 2012
Case reserves	$730,853	$314,101	$87,156	$24,669	$1,156,779	$177,506	$237,824	$288,979	$123,213	$827,522	$1,984,301
Total reserves	$868,497	$1,238,957	$477,427	$50,205	$2,635,086	$277,304	$354,069	$968,913	$274,070	$1,874,356	$4,509,442

Case reserves / Total reserves	84.2%	25.4%	18.3%	49.1%	43.9%	64.0%	67.2%	29.8%	45.0%	44.1%	44.0%

IBNR / Total reserves	15.8%	74.6%	81.7%	50.9%	56.1%	36.0%	32.8%	70.2%	55.0%	55.9%	56.0%

AT JUNE 30, 2012
Case reserves	$242,751	$307,116	$84,276	$30,242	$664,385	$185,675	$227,867	$289,296	$132,809	$835,647	$1,500,032
Total reserves	$392,441	$1,199,318	$465,439	$56,625	$2,113,823	$286,360	$350,377	$963,890	$270,172	$1,870,799	$3,984,622

Case reserves / Total reserves	61.9%	25.6%	18.1%	53.4%	31.4%	64.8%	65.0%	30.0%	49.2%	44.7%	37.6%

IBNR / Total reserves	38.1%	74.4%	81.9%	46.6%	68.6%	35.2%	35.0%	70.0%	50.8%	55.3%	62.4%

26

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	JUNE 30, 2013	2012	2011	JUNE 30, 2013
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$144,942	$129,766	($117,859)	$2,616,089

Operating income (loss) available (attributable) to common and participating common shareholders	137,116	54,295	(152,303)	2,527,811

Average Shareholders’ equity [a]	2,293,326	2,230,881	2,414,659	2,008,648

Net income (loss) return on average equity	6.3%	5.8%	(4.9)%	11.3	% [c]
Operating return on average equity	6.0%	2.4%	(6.3)%	10.9	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$51.95	$52.88	$50.56	$51.95

Dividends paid per share	0.64	1.24	1.20	10.21

Change in diluted book value per common share	(1.8)%	4.6%	(4.1)%	14.6	% [c]

Total return to common shareholders [b]	(0.5)%	7.0%	(1.9)%	19.2	% [c]

[a]	Excludes the $430 million (2010 - $200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2013	2012	2013	2012

DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$49.35	$39.22	$46.72	$38.96
	Basic weighted average common shares outstanding [a]	42,621	42,599	42,527	42,519
	Add: weighted avg. unvested restricted share units	1	1	1	4
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$9	$27	$9	$27
	Less: restricted share units bought back via treasury method	—	(1)	(1)	(1)
	Add: weighted avg. dilutive options outstanding	305	95	169	102
	Weighted average exercise price per share	$47.49	$24.27	$45.63	$23.81
	Proceeds from unrecognized option expense	$7,814	—	$7,814	—
	Less: options bought back via treasury method	(305)	(59)	(169)	(62)

	Weighted average dilutive shares outstanding [b]	42,622	42,635	42,527	42,562

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
	[b]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2013	2012	2013	2012

Net income	$61,019	$72,483	$161,318	$155,025
Less preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)

Net income available to common and participating common shareholders	$52,831	$64,295	$144,942	$138,649
Less amount allocated to participating common shareholders [a]	(1,132)	(1,085)	(2,745)	(2,377)

Net income available allocated to common shareholders	$51,699	$63,210	$142,197	$136,272

Denominator:
Weighted average shares - basic	42,621	42,599	42,527	42,519

Share Equivalents
Options	—	36	—	40
Restricted share units	1	—	—	3

Weighted average shares - diluted	42,622	42,635	42,527	42,562

Basic earnings per common share	$1.21	$1.48	$3.34	$3.20

Diluted earnings per common share [b]	$1.21	$1.48	$3.34	$3.20

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2013	2012	2013	2012
Net income	$61,019	$72,483	$161,318	$155,025
Add (less) after-tax items:
Net foreign exchange losses (gains)	3,341	(365)	6,250	(16,625)
Net realized and unrealized investment gains	(9,435)	(13,050)	(15,427)	(18,018)
Net impairment losses recognized in earnings	579	387	1,351	606

Operating income before preferred dividends	$55,504	$59,455	$153,492	$120,988
Preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)

Operating income available to common and participating common shareholders	$47,316	$51,267	$137,116	$104,612
Less amount allocated to participating common shareholders [a]	(1,014)	(865)	(2,597)	(1,794)

Operating income allocated to common shareholders	$46,302	$50,402	$134,519	$102,818

Weighted average common shares outstanding
Basic	42,621	42,599	42,527	42,519
Dilutive	42,622	42,635	42,527	42,562

Basic per common share data
Net income allocated to common shareholders	$1.21	$1.48	$3.34	$3.20
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.08	(0.01)	0.15	(0.39)
Net realized and unrealized investment gains	(0.21)	(0.30)	(0.36)	(0.41)
Net impairment losses recognized in earnings	0.01	0.01	0.03	0.02

Operating income allocated to common shareholders	$1.09	$1.18	$3.16	$2.42

Diluted per common share data
Net income allocated to common shareholders	$1.21	$1.48	$3.34	$3.20
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.08	(0.01)	0.15	(0.39)
Net realized and unrealized investment gains	(0.21)	(0.30)	(0.36)	(0.41)
Net impairment losses recognized in earnings	0.01	0.01	0.03	0.02

Operating income allocated to common shareholders [b]	$1.09	$1.18	$3.16	$2.42

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2013	2012	2012
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$51.45	$38.32	$39.69
	Basic common shares outstanding	43,094	42,617	42,432
	Add: unvested restricted shares and restricted share units	1,237	681	686
	Add: dilutive options outstanding	815	88	40
	Weighted average exercise price per share	$47.94	$24.59	$27.76
	Book Value [b]	$2,306,054	$2,317,242	$2,280,597
	Add: proceeds from converted options	39,071	2,164	1,110

	Pro forma book value	$2,345,125	$2,319,406	$2,281,707
	Dilutive shares outstanding	45,146	43,386	43,158
	Basic book value per common share	$53.51	$54.37	$53.75
	Diluted book value per common share	$51.95	$53.46	$52.87

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$51.45	$38.32	$39.69
	Basic common shares outstanding	43,094	42,617	42,432
	Add: unvested restricted shares and restricted share units	1,237	681	686
	Add: dilutive options outstanding	815	88	40
	Weighted average exercise price per share	$47.94	$24.59	$27.76
	Less: options bought back via treasury method	(759)	(56)	(28)

	Dilutive shares outstanding	44,387	43,330	43,130
	Basic book value per common share	$53.51	$54.37	$53.75
	Diluted book value per common share	$51.95	$53.48	$52.88

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 31 for a reconciliation of diluted book value per common share to basic book value per common share.

32